SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32216 (Commission File Number)	47-0934168 (IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

Item 8.01.	Other Events.

On June 2, 2005, New York Mortgage Trust, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors declared a cash dividend of $0.25 per share on its common stock, par value $0.01 per share, for the quarter ended June 30, 2005. A copy of the release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated June 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: June 2, 2005	By: /s/ Michael I. Wirth Michael I. Wirth Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated June 2, 2005.